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                          THE CHAPMAN FUNDS, INC.
                             POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned Director(s) and Officer(s) of The Chapman Funds, Inc., a Maryland corporation, hereby constitute and appoint NATHAN A. CHAPMAN, JR., and M. LYNN BALLARD and either of them, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in either said agent and attorney-in-fact, to sign for the undersigned and in their respective names as Director(s) and Executive Officer(s) of The Chapman Funds Inc., the post-effective amendment to the Registration Statement on Form N-1A (Registration Statement Nos. 33-27516 and 811-5697) filed with the Securities and Exchange Commission, and any and all further amendments or supplements (including post effective amendments) to said Registration Statement, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


/s/     Nathan A. Chapman, Jr.              /s/     M. Lynn Ballard
------------------------------              ---------------------------------
Nathan A. Chapman, Jr.                      M. Lynn Ballard
Director and President                      Treasurer and Assistant Secretary
(Principal Executive Officer)               (Principal Financial & Accounting
                                            Officer


/s/     David Rivers                        /s/     Ronald White
------------------------------              ---------------------------------
David Rivers                                Ronald White
Director                                    Director


/s/     Wilfred Marshall                    /s/     Benjamin Hooks
------------------------------              ---------------------------------
Wilfred Marshall                            Benjamin Hooks
Director                                    Director


/s/     Glenda Glover                       /s/     Lottie Shackelford
------------------------------              ---------------------------------
Glenda Glover                               Lottie Shackelford
Director                                    Director


Dated this 1st day of February 2000.